UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                          PACIFIC BEPURE INDUSTRY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                          PACIFIC BEPURE INDUSTRY, INC.
             NO. 78 KANGLONG EAST ROAD, YANGDAILI, CHENDAI TOWNSHIP
                  JINJIANG CITY, FUJIAN PROVINCE, P. R. CHINA


     NOTICE OF ACTION TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

                                                                January 20, 2011

To Our Stockholders:

     Pacific Bepure Industry, Inc., a Delaware corporation (the "Company") has obtained the written consent of a majority of its stockholders of record as of January 14, 2011 to approve adoption of the Company's 2010 Stock Option Plan
(the "Plan"). Adoption of the Stock Option Plan was previously approved by unanimous written consent by the Company's Board of Directors. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Plan approval will not be effective until approximately 20 days after the date this Information Statement is mailed to the Company's stockholders. THEREFORE, THIS NOTICE AND THE ATTACHED INFORMATION STATEMENT ARE BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY. YOUR CONSENT IS NOT REQUIRED AND IS NOT BEING SOLICITED IN CONNECTION WITH THIS ACTION.

     Pursuant to the Delaware General Corporation Law, you are hereby being provided with notice of the approval by less than unanimous written consent of the Company's stockholders of the foregoing adoption of the Stock Option Plan. Pursuant to the Securities Exchange Act of 1934, as amended, you are being furnished an information statement relating to this action with this letter.

Sincerely,


/s/ Haiting Li
------------------------------------------------------------
Haiting Li
Chairman of the Board, President and Chief Executive Officer

       INFORMATION STATEMENT AND NOTICE OF ACTION TAKEN WITHOUT A MEETING
                               OF STOCKHOLDERS OF

                          PACIFIC BEPURE INDUSTRY INC.
             NO. 78 KANGLONG EAST ROAD, YANGDAILI, CHENDAI TOWNSHIP
                   JINJIANG CITY, FUJIAN PROVINCE, P. R. CHINA

INTRODUCTION

     We are furnishing this Information Statement to our stockholders in connection with the adoption and approval of the Company's 2010 Stock Option Plan (the "Plan"). The Board of Directors adopted resolutions by unanimous written consent setting forth the adoption of the Stock Option Plan, declaring its advisability and calling on the stockholders to consider the adoption of the Stock Option Plan. In order to adopt the Stock Option Plan, the holders of a majority of the outstanding shares of Common Stock must vote in favor of the adoption of the Stock Option Plan. The Company's Bylaws, and the Delaware General Corporation Law, permit stockholders to act by written consent rather than at a meeting of the stockholders.

     Cabo Development Limited, Asia Alpha Limited, China Overseas Financial Group Limited and certain additional holders, in the aggregate, of approximately 80% of the Company's outstanding common stock and have adopted a resolution by written consent of stockholders to approve the Plan. Therefore, the requirements of the Delaware General Corporation Law and the Company's Bylaws have been met and no further action by the stockholders is required to approve the Plan.

     The Company will pay the entire cost of furnishing this Information Statement. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them. It is being sent to holders of the Company's common stock as of the close of business on January 14, 2011, the record date. You are being provided with this Information Statement pursuant to Section 14C of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 EFFECTIVE DATE

     Under Section 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act"), the stockholder approval of the Plan cannot become effective until 20 days after the mailing date of this Information Statement to stockholders of the Company. The approximate date on which this information statement is first being sent or provided to stockholders is January 20, 2011. The Company is not seeking written consent from any of its stockholders, and the remaining stockholders will not be given an opportunity to vote with respect to this corporate action. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purposes of advising stockholders of the proposed actions to be taken by written consent, and giving stockholders advance notice of the proposed actions to be taken, as required by the Exchange Act.

     Stockholders who are not afforded an opportunity to consent or otherwise vote with respect to the proposed actions to be taken have no right under Delaware law to dissent or require a vote of all the Company's stockholders.

VOTING RIGHTS AND OUTSTANDING SHARES

     The Plan was approved and declared advisable by the Board of Directors on July 6, 2010 and approved by written stockholder consent by the holders of a majority of our outstanding shares of common stock on December 15, 2010. As of the date of the stockholder consent, our only outstanding voting securities were our shares of common stock. As of the date of the stockholder consent there were issued and outstanding a total of 15,000,000 shares of common stock. With respect to the action approved by the stockholder consent, each share of our common stock entitled its holder to one vote. The stockholder consent was signed by the holders of a majority of the votes that were entitled to be cast on these matters. Holders of common stock have no preemptive rights to acquire or subscribe for any of the additional shares of common stock which have been authorized.

     We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such brokers and other custodians, nominees and fiduciaries and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth, as of January 14, 2011, based on information obtained from the persons named below, the beneficial ownership of shares of our Common Stock held by (i) each person known by us to be the owner of more than 5% of our outstanding shares of Common Stock, (ii) each director,
(iii) each named executive officer, and (iv) all executive officers and directors as a group:

Name And Address of                       Amount And Nature of          Percent
Beneficial Owner (1)                      Beneficial Ownership          of Class
--------------------                      --------------------          --------

Cabo Development Limited (2)                    10,500,000                 70%
2nd Floor, Abbott Building, Road Town,
Tortola, British Virgin Islands

Haiting Li (2)                                  10,500,000                 70%

Zhong Zhao (3)                                           0                  0

Chenfu Hsin (4)                                          0                  0
4F, No.1, Lane 36, Yongping Street,
Taipei, Taiwan

Minghua Liu (4)                                          0                  0
9F, No.92, Xingyun Street
Taipei, Taiwan

Erik Vonk (4)                                            0                  0
773 Hideaway Bay Drive
Longboat Key, Florida 34228

All Directors and Executive Officers            10,500,000                 70%
(a group of 5 persons)

----------
*    Less than 1%.
(1) Unless otherwise stated, the address of all persons in the table is No.78 Kanglong East Road, Handan Village, Chendai Town, Jinjiang City, Fujian Province, China. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares and, under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. As of January 14, 2011, we had 15,000,000 shares of our common stock issued and outstanding.
(2) On November 11, 2009, we acquired Peakway in a reverse acquisition with Cabo Development Limited. As merger consideration for the Peakway shares received from the Cabo Development Limited, we issued and delivered to Cabo Development Limited 10,500,000 of our newly-issued shares of common stock. Cabo Development Limited is beneficially owned by Haiting Li, our Chief Executive Officer and President.
(3)  Chief Financial Officer of the Company.
(4)  Independent Director.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
                           SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2009 and 2008, paid or accrued by us to or on behalf of those persons who were, during the fiscal year ended December 31, 2009, our Chief Executive Officer, Chief Financial Officer, and our most highly compensated executive officers (not including the CEO and CFO) (the "Named Executive Officers"). During 2009 and 2008, the Named Executive Officers consisted of the following persons:

     *    Haiting Li - Chairman, CEO, President and Secretary
     *    Zhong Zhao - Chief Financial Officer and Treasurer
     *    Yi  Chen  -  former  CEO,  CFO,   Secretary  and  director  until  his
          resignation on November 11, 2009
     * Susana Gomez - former CEO, CFO, Secretary and director until her resignation on October 22, 2009

     Name and                                           Option       All Other
Principal Position       Year      Salary      Bonus    Awards     Compensation      Total
------------------       ----      ------      -----    ------     ------------      -----
Haiting Li, CEO(1)       2009     $     0       $0        $0            $0          $     0
Zhong Zhang, CFO (2)     2009     $15,000       $0        $0            $0          $15,000
Yi Chen (3)              2009     $     0       $0        $0            $0          $     0
Susana Gomez (4)         2009     $     0       $0        $0            $0          $     0

----------
(1) Mr. Haiting Li became our Chief Executive Officer and Chairman of the Board on November 11, 2009.
(2)  Mr. Zhong Zhao became our Chief Financial Officer on November 11, 2009.
(3) Mr. Yi Chen served as our Director, CEO, CFO and secretary from October 2009 until his resignation on November 11, 2009.
(4) Susana Gomez served as our Director, CEO, CFO and secretary from September 8, 2008 until her resignation on October 22, 2009.

EQUITY COMPENSATION, RETIREMENT AND DEFERRED COMPENSATION PLANS

     Historically, we have not granted equity awards as a component of compensation, and we presently do not have an equity-based incentive program. The terms and provisions of our 2010 Stock Option Plan are provided below. No stock options or stock appreciation rights were awarded during the fiscal year ended December 31, 2009 and 2008.

     Currently, we do not provide any company sponsored retirement benefits to any employee, including the named executive officers. We do not have any bonus, deferred compensation or retirement plan. All decisions regarding compensation are determined by our Compensation Committee.

EMPLOYMENT AGREEMENTS

     Fujian Jinjiang Pacific Shoes Co., Limited, our PRC-based operating company, has executed an employment agreement with Li Haiting, our President and Chief Executive Officer. The term of his employment is from December 5, 2007 through December 4, 2010, and has been extended for another 5 years. Haiting Li's annual salary under the terms of the agreement is $ 0, subject to adjustment in the Board's discretion. The agreement does not provide any change in control or severance benefits to the executive, and we do not have any separate change-in-control agreements with any of our executive officers.

     Fujian Jinjiang Pacific Shoes Co., Limited, our PRC-based operating company, has executed an employment agreement with Zhong Zhao, our Chief Financial Officer, effective as of January 8, 2009. The term of his employment is from January 8, 2009 through January 7, 2014. Zhong Zhao's annual salary under the terms of the agreement is $15,000, subject to adjustment in the

Board's  discretion.  The  agreement  does not  provide any change in control or
severance  benefits  to  the  executive,   and  we  do  not  have  any  separate
change-in-control agreements with any of our executive officers.

COMPENSATION COMMITTEE

     The duties of the Compensation Committee include establishing any director compensation plan or any executive compensation plan or other employee benefit plan which requires shareholder approval; establishing significant long-term director or executive compensation and director or executive benefits plans which do not require stockholder approval; determination of any other matter, such as severance agreements, change in control agreements, or special or supplemental executive benefits, within the Committee's authority; determining the overall compensation policy and executive salary plan; and determining the annual base salary, annual bonus, and annual and long-term equity-based or other incentives of each corporate officer, including the CEO. The CEO reviews the performance of the executive officers of the Company (other than the CEO) and, based on that review, the CEO makes recommendations to the Compensation Committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the compensation committee or the Board with respect to his own compensation. The Compensation Committee makes recommendations to the Board about all compensation decisions involving the CEO and the other executive officers of the Company. The Board reviews and votes to approve all compensation decisions involving the CEO and the executive officers of the Company. The Compensation Committee and the Board will use data, showing current and historic elements of compensation, when reviewing executive officer and CEO compensation. The Committee is empowered to review all components of executive officer and director compensation for consistency with the overall policies and philosophies of the Company relating to compensation issues. The Committee may retain and receive advice, in its sole discretion, from compensation consultants. The Compensation Committee does not currently employ compensation consultants in determining or recommending the amount or form of executive and director compensation. None of the members of our Compensation Committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the Board or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee. Our compensation committee consists of Fuhsin Chen and Minghua Liu (Chairman).

DIRECTOR COMPENSATION

     Our directors have not received any compensation in connection with their services to the Company. We do reimburse our directors for reasonable travel expenses related to Board or committee meetings.

                     APPROVAL OF THE 2010 STOCK OPTION PLAN

     In July 2010, our Board adopted and approved by unanimous written consent, the Company's 2010 Stock Option Plan (the "Plan"), under which stock option awards may be made to officers, directors and key employees of the Company. A copy of the Stock Option Plan is attached hereto as APPENDIX A. In December 2010, stockholders of the Company owning approximately 80% of the Company's outstanding shares of Common Stock approved the Plan by means of written consent of the stockholders.

     General. The purposes of this Plan are, among others, to attract and retain the best available personnel, to provide additional incentives to employees, directors and consultants. In addition, the 2010 Plan is to advance the interests of the Company by providing to directors and officers of the Company and to other key employees of the Company who have substantial responsibility for the direction and management of the Company additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

     Number of Shares. We have reserved 560,000 shares of common stock for issuance under the Plan, subject to customary anti-dilution and changes in capitalization adjustments.

     Administration. The Plan will be administered by the Board or a standing committee thereof, which committee will be constituted in such a manner as to satisfy the applicable laws and, once appointed, such committee will continue to serve in its designated capacity until otherwise directed by the Board. The administrator of the Plan will have broad powers and authority to, among others, select and determine the individuals to whom options may be granted, grant terms, provisions and amounts, amend and interpret the terms of outstanding options, and, otherwise take such other action, not inconsistent with the terms of the Plan, as the administrator deems appropriate.

     Eligibility. Under the 2010 Plan, awards may be granted from time to time to officers, directors and key employees. Each award under the Plan will be evidenced by a separate written agreement which sets forth the terms and conditions of the award. There is no maximum number of persons eligible to receive awards under the 2010 Plan, nor is there any limit on the amount of awards that may be granted to any such person. The administrator of the 2010 Plan may grant either incentive stock options (for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options under the Stock Option Plan. The administrator generally has the discretion to determine the persons to whom stock options will be granted, the numbers of shares subject to such options, the exercise prices of such options, the vesting schedules with respect to such options, the terms of such options, as well as the period, if any, following a participant's termination of service during which such option may be exercised, and the circumstances in which all or a portion of an option may become immediately exercisable or be forfeited. The written agreement may, but need not, include a provision whereby the optionee may elect at any time while an employee, director or consultant to exercise any part or all of the option prior to full vesting of the option. The term of each option will be the term stated in the option agreement, provided, however, that the term of an incentive share option will be no more than three years from the date of grant thereof.

     Transferability of Options. Incentive share options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any matter other than by will or the laws of descent, and during the lifetime of the optionee, may only be exercised by the optionee. Other options may be transferred during the lifetime of the optionee if authorized by the administrator.

     Termination of Options.

     * TERMINATION OF EMPLOYMENT. If an optionee is no longer an employee for any reason other than death or disability, the optionee has the right to exercise any vested option held within 90 days of the termination of employment.
     * DEATH OF OPTIONEE. Upon the death of optionee, any vested options must be exercised within 12 months.
     * DISABILITY OF OPTIONEE. Any vested option must be exercised within 12 months after optionee's termination of employment.

     Option Exercise. The exercise or purchase price is to be determined by the Administrator; however, the Incentive Share Option per share exercise price shall not be less than 100% of the fair market value per share on the date of the grant, and the Non-Qualified Share Option per share exercise price shall not be less than 85% of the fair market value per share on the date of grant. An option is deemed to be exercised when the Company receives written notice and full payment for the options.

     Corporate Transactions and Changes in Control. Unless expressly assumed in connection with a corporation transaction involving, among other things, merger, sale, transfer or other disposition of all or substantially all of the assets of the Company, complete liquidation or dissolution of the Company, or any reverse merger, all outstanding options under the Plan will terminate. In the event of a Change of Control transaction, the Administrator may determine that each outstanding option will automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights. Any incentive stock option so accelerated will remain exercisable under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

     Effective Date and Term of Plan. The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It will continue in effect for a term of five years unless sooner terminated. The grant of incentive share options under the Plan will be subject to approval by the shareholders of the Company within twelve months after the date the Plan is adopted. Such shareholder approval will be obtained in the degree and manner required under applicable laws. The Administrator may grant incentive share options under the Plan prior to approval by the shareholders, but until such approval is obtained, no such options will be exercisable. In the event that shareholder approval is not obtained within the twelve month period provided above, all incentive share options previously granted under the Plan shall be exercisable as non-qualified share options.

     Amendment or Termination of the Plan. The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment will be made without the approval of the Company's stockholders to the extent such approval is required by applicable or to the extent such amendment would change certain provisions of the Plan.

     Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     Federal Income Tax Consequences. The following is a brief description of the Federal income tax consequences to the participants and the Company of the issuance and exercise of stock options under the 2010 Plan. All ordinary income recognized by a participant with respect to awards under the 2010 Plan shall be subject to both wage withholding and employment taxes. The deduction allowed to us for the ordinary income recognized by a participant with respect to an award under the 2010 Plan will be limited to amounts that constitute reasonable, ordinary and necessary business expenses.

     INCENTIVE STOCK OPTIONS. In general, no income will result for Federal income tax purposes upon either the granting or the exercise of any incentive option issued under the 2010 Plan. If certain holding period requirements (at least two years from the date of grant of the option and at least one year from the date of exercise of the option) are satisfied prior to a disposition of stock acquired upon exercise of an incentive option, the excess of the sales price upon disposition over the option exercise price generally will be recognized by the participant as a capital gain, and the Company will not be allowed a business expense deduction. If the holding period requirements with respect to incentive options are not met, the participant generally will recognize, at the time of the disposition of the stock, ordinary income in an amount equal to the difference between the option price of such stock and the lower of the fair market value of the stock on the date of exercise and the amount realized on the sale or exchange. The difference between the option price of such stock and the fair market value of the stock on the date of exercise is a tax preference item for purposes of calculating the alternative minimum tax on a participant's federal income tax return. If the amount realized on the sale or exchange exceeds the fair market value of the stock on the date of exercise, then such excess generally will be recognized as a capital gain. In the case of a disposition prior to satisfaction of the holding period requirements which results in the recognition of ordinary income by the participant, we generally will be entitled to a deduction in the amount of such ordinary income in the year of the disposition. If a participant delivers shares of our Common Stock in payment of the option price, the participant generally will be treated as having made a like-kind exchange of such shares for an equal number of the shares so purchased, and no gain or loss will be recognized with respect to the shares surrendered in payment of said option price. In such a case, the participant will have a tax basis in a number of shares received pursuant to the exercise of the option equal to the number of shares of Common Stock used to exercise the option and equal to such participants tax basis in the shares of Common Stock submitted in payment of the option price. The remaining shares of Common Stock acquired pursuant to the exercise of the option will have a tax basis equal to the gain, if any, recognized on the exercise of the option and any other consideration paid for such shares on the exercise of the option.

     Notwithstanding the foregoing, if a participant delivers any stock that was previously acquired through the exercise of an incentive stock option in payment of all or a portion of the option price of an option, and the holding period requirements described above have not been satisfied with respect to the shares of stock so delivered, the use of such stock to pay a portion of the option price will be treated as a disqualifying disposition of such shares, and the participant generally will recognize income.

     NONQUALIFIED STOCK OPTIONS. The grant of nonqualified stock options under the Stock Option Plan will not result in any income being taxed to the participant at the time of the grant or in any tax deduction for us at such time. At the time a nonqualified stock option is exercised, the participant will be treated as having received ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired as of the date of exercise over the price paid for such stock. At that time, we will be allowed a deduction for Federal income tax purposes equal to the amount of ordinary income attributable to the participant upon exercise. The participant's holding period for the shares of Common Stock acquired will commence on the date of exercise, and the tax basis of the shares will be the greater of their fair market value at the time of exercise or the exercise price.

     As of January 14, 2011,  560,000  options had been  granted  under the 2010
Plan.

     Our Board knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of our common stock.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     None of our directors or officers or their associates have any substantial interest, direct or indirect, by security holdings or otherwise, in any of the matters approved by the stockholders as described in this information statement.

NO APPRAISAL RIGHTS

     We are distributing this Information Statement to our stockholders in satisfaction of notice requirements under the Exchange Act and the Delaware General Corporation Law. Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the name change amendment, and we will not independently provide stockholders with any such right.

TRANSFER AGENT

     Signature Stock Transfer, Inc. of Plano, TX, serves as our transfer agent.

AVAILABLE INFORMATION

     We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") and, accordingly, files periodic reports and other information with the Commission. Public reports and other information concerning the Company filed with the Commission may be inspected and copies may be obtained (at prescribed rates) at the Commission's Public Reference Section, Room 1024, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission, including the Company. The address for the Commission's Web site is "http://www.sec.gov".

                         STOCKHOLDERS SHARING AN ADDRESS

     The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single set of documents addressed to those stockholders. This process, which is commonly referred to as "house holding," potentially provides extra convenience for stockholders and cost savings for us. If you are now receiving multiple copies of our materials and would like to have only one copy of these documents delivered to your household in the future, please write to us at No. 78 Kanglong East Road, Yangdaili, Chendai Township, Jinjiang City, Fujian Province, P. R. China, Attn:
Corporate Secretary or email to us as wy.wu@baopiao.com.

                                     Dated: January 20, 2010

                                     By Order of the Board of Directors,

                                     Haiting Li
                                     Chairman of the Board, President and
                                     Chief Executive Officer

                                                                      APPENDIX A

                             2010 STOCK OPTION PLAN
                          PACIFIC BEPURE INDUSTRY, INC.

     1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company's business.

     2. Definitions. The following definitions shall apply as used herein and in the individual Share Option Agreements except as defined otherwise in an individual Share Option Agreement. In the event a term is separately defined in an individual Share Option Agreement, such definition shall supersede the definition contained in this Section.

     (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

     (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

     (c) "Applicable Laws" means the legal requirements relating to the Plan and the Options under applicable provisions of the corporate and securities laws of any jurisdiction, the Code, the rules of any applicable stock exchange or national market system, and the rules of any jurisdiction applicable to Option granted to residents therein.

     (d) "Board" means the Board of Directors of the Company.

     (e) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

           (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or

           (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

     (f) "Code" means the Internal Revenue Code of 1986, as amended.

     (g) "Committee" means any committee composed of members of the Board appointed by the Board to administer the Plan.

     (h) "Common shares" means the voting common shares of the Company.

     (i) "Company" means Pacific Bepure Industry Inc., a company incorporated in Delaware.

     (j) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

     (k) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     (l) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant (collectively, "Service Provider") is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. An Optionee's Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Optionee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Share Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Share Option shall be treated as a Non-Qualified Share Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

     (m) "Corporate Transaction" means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and
(v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

           (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated;

           (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

           (iii) the complete liquidation or dissolution of the Company;

           (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Common shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

           (v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

     (n) "Director" means a member of the Board or the board of directors of any Related Entity.

     (o) "Disability" means as defined under the long-term disability policy of the Company or the Related Entity to which the Optionee provides services regardless of whether the Optionee is covered by such policy. If the Company or the Related Entity to which the Optionee provides service does not have a long-term disability plan in place, "Disability" means that an Optionee is unable to carry out the responsibilities and functions of the position held by the Optionee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. An Optionee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

     (p) "Employee" means any person, including an Officer or Director, who is in the employment of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

     (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (r) "Fair Market Value" means, as of any date, the value of Common shares determined as follows:

           (i) If the Common shares are listed on one or more established stock exchanges or national market systems, including without limitation the American Stock Exchange or The Nasdaq Global Market, its Fair Market Value shall be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common shares are listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

           (ii) If the Common shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such shares as quoted on such system on the date of determination, but if selling prices are not reported, the Fair Market Value of the Common shares shall be the mean between the high bid and low asked prices for the Common shares on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

           (iii) In the absence of an established market for the Common shares of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

     (s) "Incentive Share Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (t) "Non-Qualified Share Option" means an Option not intended to qualify as an Incentive Stock Option.

     (u) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (v) "Option" means an option to purchase Shares pursuant to an Option Agreement granted under the Plan.

     (w) "Option Agreement" means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto.

     (x) "Optionee" means an Employee, Director or Consultant who receives an Option under the Plan.

     (y) "Plan" means this 2010 Stock Option Plan.

     (z) "Related Entity" means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

     (aa)"Replaced" means that pursuant to a Corporate Transaction the Option is replaced with a comparable share or stock Option or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Option. The determination of Option comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

     (bb) "Share" means Common shares of the Company.

     (cc)"Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Shares Subject to the Plan.

     (a) Subject to the provisions of Section 0, below, the maximum aggregate number of Shares which may be issued pursuant to Incentive Share Options is 560,000 Shares.

     (b) Any Shares covered by an Option (or portion of an Option) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Option shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of the American Stock Exchange, The Nasdaq Global Market (or other established stock exchange or national market system on which the Common shares are traded) and Applicable Law, any Shares covered by an Option which are surrendered (i) in payment of the Option exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Option shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Options under the Plan, unless otherwise determined by the Administrator.

     4. Administration of the Plan.

     (a) Plan Administrator.

           (i) Administration with Respect to Directors and Officers. With respect to grants of Options to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

           (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Options and may limit such authority as the Board determines from time to time.

           (iii) Administration Errors. In the event an Option is granted in a manner inconsistent with the provisions of this subsection (a), such Option shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

     (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

           (i) to select the Employees, Directors and Consultants to whom Options may be granted;

           (ii) to determine whether and to what extent Options are granted hereunder;

           (iii) to determine the number of Shares or the amount of other consideration to be covered by each Option granted hereunder;

           (iv) to approve forms of Option Agreements for use under the Plan;

           (v) to determine the terms and conditions of any Option granted hereunder;

           (vi) to amend the terms of any outstanding Option granted under the Plan, provided that (A) any amendment that would adversely affect the Optionee's rights under an outstanding Option shall not be made without the Optionee's written consent, (B) the reduction of the exercise price of any Option Optioned under the Plan shall be subject to shareholder approval and (C) canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Shares, in exchange for another Option shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction. Notwithstanding the foregoing, canceling an Option in exchange for another Option with an exercise price, purchase price that is equal to or greater than the exercise price of the original Option shall not be subject to shareholder approval;

           (vii) to construe and interpret the terms of the Plan and Options, including without limitation, any notice of Option or Option Agreement, granted pursuant to the Plan;

           (viii) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

     (c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company's expense to defend the same.

     5. Eligibility. The Optionees shall be such persons as the Administrator may select from among the Employee and Consultants, provided that Consultants are not eligible to receive Incentive Share Options.

     6. Terms and Conditions of Options.

     (a) Designation of Option. Each Option shall be designated in the Option Agreement. The Option shall be designated as either an Incentive Share Option or a Non-Qualified Share Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Share Options which become exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Share Options. For this purpose, Incentive Share Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

     (b) Conditions of Option. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Option including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Option, payment contingencies.

     (c) Deferral of Option Payment. The Administrator may establish one or more programs under the Plan to permit selected Optionees the opportunity to elect to defer receipt of consideration upon exercise of an Option, or other event that absent the election would entitle the Optionee to payment or receipt of Shares or other consideration under an Option. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

     (d) Early Exercise. The Option Agreement may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Option prior to full vesting of the Option. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

     (e) Term of Option. The term of each Option shall be the term stated in the Option Agreement, provided, however, that the term of an Incentive Share Option shall be no more than three (3) years from the date of grant thereof.

     (f) Transferability of Options. Incentive Share Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Other Options shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Optionee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Optionee may designate one or more beneficiaries of the Optionee's Option in the event of the Optionee's death on a beneficiary designation form provided by the Administrator.

     (g) Termination of Employment Other than by Death or Disability.

           (i) If an Optionee ceases to be an Employee for any reason other than his or her death or disability, the Optionee shall have the right, subject to the provisions of this Section 6, to exercise any option held by the Optionee at any time within ninety (90) days after his or her termination of employment, but not beyond the otherwise applicable term of the Option and only to the extent that on such date of termination of employment the Optionee's right to exercise such Option had vested.

           (ii) For purposes of this Section 6(g), the employment relationship shall be treated as continuing intact while the Optionee is an active employee of the Company or any Affiliate, or is on military leave, sick leave, or other bona fide leave of absence to be determined in the sole discretion of the Administrator. The preceding sentence notwithstanding, in the case of an Incentive Share option, employment shall be deemed to terminate on the date the optionee ceases active employment with the Company or any Affiliate, unless the Optionee's reemployment rights are guaranteed by statute or contract.

     (h) Death of Optionee.

If an Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised an Option under Section 6(h), any Option granted to the Optionee may be exercised, to the extent it had vested at the time of death and subject to the Plan, at any time within twelve
(12) months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who acquire the option by will or the laws of descent and distribution, but not beyond the otherwise applicable term of the Option.

     (i) Disability of Optionee.

If an Optionee ceases to be an Employee due to becoming totally and permanently disabled within the meaning of Section 22(e)(3) of the Code, any Option granted to the Optionee may be exercised to the extent it had vested at the time of cessation and, subject to the Plan, at any time within twelve (12) months after the Optionee's termination of employment, but not beyond the otherwise applicable term of the option.

     (j) Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Administrator makes the determination to grant such Option, or such other date as is determined by the Administrator.

     7. Option Exercise or Purchase Price, Consideration and Taxes.

     (a) Exercise or Purchase Price. The exercise or purchase price shall be determined by the Administrator, but if any, for an Option shall be as follows:

           (i) in the case of an Incentive Share Option: the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant;

           (ii) in the case of a Non-Qualified Share Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant .

     (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Option including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Share Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

           (i) cash;

           (ii) check;

           (iii) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

           (iv) any combination of the foregoing methods of payment.

     (c) Taxes. No Shares shall be delivered under the Plan to any Optionee or other person until such Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of any national, provincial or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Share Option. Upon exercise of an Option the Company shall withhold or collect from Optionee an amount sufficient to satisfy such tax obligations.

     8. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder.

           (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Option Agreement.

           (ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iii).

     9. Conditions Upon Issuance of Shares.

     (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

     10. Adjustments Upon Changes in Capitalization.

Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Option, the maximum number of Shares with respect to which Options may be granted to any Optionee in any fiscal year of the
Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a share split, reverse share split, share dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common shares including a corporate merger, consolidation, acquisition of property or equity, separation (including a spin-off or other distribution of shares or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Option. In the event of a Spin-off Transaction, the Administrator may in its discretion make such adjustments and take such other action as it deems appropriate with respect to outstanding Options under the Plan, including but not limited to: (i) adjustments to the number and kind of shares, the exercise or purchase price per share and the vesting periods of outstanding Options, (ii) prohibit the exercise of Options during certain periods of time prior to the consummation of the Spin-off Transaction, or (iii) the substitution, exchange or grant of Options to purchase securities of the Subsidiary; provided that the Administrator shall not be obligated to make any such adjustments or take any such action hereunder.

     11. Corporate Transactions and Changes in Control.

     (a) Termination of Option to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding

Options under the Plan shall terminate. However, all such Options shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

     (b) Acceleration of Option Upon Corporate Transaction or Change in Control.

           (i) Corporate Transaction. The Administrator may determine, in the event of a Corporate Transaction, for the portion of each Option that is neither Assumed nor Replaced, such portion of the Option shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such portion of the Option, immediately prior to the specified effective date of such Corporate Transaction, provided that the Optionee's Continuous Service has not terminated prior to such date.

           (ii) Change in Control. The Administrator may determine, in the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Option which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately prior to the specified effective date of such Change in Control, for all of the Shares (or other consideration) at the time represented by such Option, provided that the Optionee's Continuous Service has not terminated prior to such date.

     (c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of
Section 422(d) of the Code is not exceeded.

     12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of five (5) years unless sooner terminated. Subject to Section 0, below, and Applicable Laws, Options may be granted under the Plan upon its becoming effective.

     13. Amendment, Suspension or Termination of the Plan.

     (a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by Applicable Laws, or if such amendment would change any of the provisions of Section 3(a),
Section 4(b)(vi) or this Section 13(a).

     (b) No Option may be granted during any suspension of the Plan or after termination of the Plan.

     (c) No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Options already granted to an Optionee.

     14. Reservation of Shares.

     (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Optionee any right with respect to the Optionee's Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Optionee's Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of an Optionee who is employed at will is in no way affected by its determination that the Optionee's Continuous Service has been terminated for Cause for the purposes of this Plan.

     16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Options shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

     17. Shareholder Approval. The grant of Incentive Share Options under the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Share Options under the Plan prior to approval by the shareholders, but until such approval is obtained, no such Incentive Share Option shall be exercisable. In the event that shareholder approval is not obtained within the twelve (12) month period provided above, all Incentive Share Options previously granted under the Plan shall be exercisable as Non-Qualified Share Options.

     18. Unfunded Obligation. Optionees shall have the status of general unsecured creditors of the Company. Any amounts payable to Optionees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Optionee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and an Optionee, or otherwise create any vested or beneficial interest in any Optionee or the Optionee's creditors in any assets of the Company or a

Related Entity. The Optionees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

     19. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

     20. Information to Optionees. Each Optionee shall be provided with such information regarding the Company as the Board or the Committee from time to time deems necessary or appropriate; provided, however, that each Optionee shall at all times be provided with such information as is required to be provided from time to time pursuant to applicable regulatory requirements, including, but not limited to, any applicable requirements of the Securities and Exchange Commission, the Delaware Department of Corporations and other state securities agencies.


(the remainder of this page is intentionally left blank)


                                 By: Haiting Li

                                     Minghua Liu